Exhibit 10.15

BRANDING STRATEGY SERVICE AGREEMENT

Party A: China Digital Communication Group

Brand: E’Jenie (Including the products from future subsidiaries)

Product includes: Batteries, Solar Energy Products

Party B: Rui Wang

Consulting Services

①.	Analysis of product/industry market’s development stage

②.	Analysis of motivation of the product consumption

Include: product’s natural attributes and cultural identity, portfolio analysis for consumers’ characteristics and consumers’ motivation

③.	Analysis of similar products’ brand in the market

④.	Analysis of self-owned brand’s currents status

Include: strategic  position, strategic approach, strategic content, strategic performance, interpretation and evaluation of target clients.

⑤.	Choosing strategic model and setting strategic principle for self-owned brand

⑥.	Guiding and suggestion for the methods to set target clients and brand strategy

Include: product and brand’s nature attributes and cultural identity, description of characteristics of consumers.

⑦.	Guidance for expression of brand strategy and method

Include: Guidance of the method of expression for methods and brand identity, product, packaging, advertising, events, expression.

⑧.	Advise for the method of brand strategy’s deliver

Include: evaluation, comments, and amendments suggestion for product, packaging, advertising, activities.

⑨.	Create the report for branding strategy

Include: the instruction of strategic position, strategic method, strategic content, target clients, strategic performance.

Note: 1. Items listed above are possible service scopes, the specified item will depend on needs; 2. Basically, the materials needed for above analysis and research are provided by Party A; 3. The main duty of Party B: Providing the theoretical guidance for Party A’s branding strategy and marketing and giving the suggestions and comments to Party A’s projects.

Working Methods and Obligations

•	Through conference or other face to face meeting

Both sides consult and discuss the methods of work by conference or other face to face meeting.

•	Through phone call, e-mail or other instant message

There is no limit for consulting times. For the question provided by Party A, Party B need to respond as soon as possible and no later than 2 days.

Other Commitments

①.	Party B could not provide the service to the other similar products which was mentioned in this agreement at the same time during this cooperation period;

②.	In order to provide the best service to Party A, the similar branding service which Party B provided could not exceed 3 in total.

Service Term and Expense

•	Service term: 4 years

August 18, 2009 – August 17, 2013

•	Service fee:

①.
Party A will file Form S-8 to SEC to register and issue 200,000 shares of the Company’s common stock to Party B. These shares will be issued to Party B as compensation for the services he provided. The stock market price on the signature date of this agreement was a fair value, in which the price of these incentive common stocks was set at $2.7 dollars per share.

②.	This compensation need to be paid by one time within 60 days after this agreement was signed.

Note: All of the transportation and travel fees which were generated during the service must be taken care by Party B.

The effectiveness and the liability for breach of the agreement

①.	Once this agreement entered into force, neither side could terminate this agreement unilaterally, unless agreed by both sides or force majeure.

②.	Either side who fails to fulfill of this agreement should bear the corresponding liability for breach this agreement.

③.	There are two copies of this agreement and both sides keep one. The pending issues could be put in compensated agreement through further discussion by both sides and will have the same legal effect.

Signature Page:

Party A: China Digital Communication Group

Signature: /s/ Fushun Li
Date: August 18, 2009

Party B: Rui Wang

Signature: /s/ Rui Wang
Date: August 18, 2009

Supplemental Agreement

Party A: China Digital Communication Group

Party B: Rui Wang

Through friendly negotiation, Party A and Party B agreed to amend the consulting agreement which was signed on August 18, 2009. The amendment part is: Party A will file Form S-8 to SEC to register and issue 100,000 shares of the Company’s common stock to Party B. Other items will remain unchanged.

Party A: China Digital Communication Group

Signature: /s/ Fushun Li

October 10, 2009

Party B: Rui Wang

Signature: /s/ Rui Wang

October 10, 2009

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